SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 15, 1999

                                   ----------

                              IMC MORTGAGE COMPANY
             (Exact name of registrant as specified in its charter)


           Florida                        333-3954               59-3350574
(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
 incorporation or organization)                             identification no.)


      5901 E. Fowler Avenue,
           Tampa, Florida                                          33617
  (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (813) 984-2548

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Item 2.      Acquisition or Disposition of Assets.

         On November 15, 1999, IMC Mortgage Company (the "Company") consummated the sale of its mortgage loan servicing business and substantially all of its mortgage loan origination business to CitiFinancial Mortgage Company ("CitiFinancial Mortgage"). The shareholders of the Company approved the sale on November 12, 1999.

         The Company received $96 million from CitiFinancial Mortgage for the sale of its mortgage servicing rights related to the mortgage loans which have been securitized, real property consisting of the Company's Tampa, Florida headquarters building and the Company's leased facilities at its Ft. Washington, Pennsylvania, Cherry Hill, New Jersey and Cincinnati, Ohio office locations. Additionally, all furniture, fixtures and equipment and other personal property located at the premises described above was included in the purchase. Substantially all of the employees at the locations referred to above were offered employment by CitiFinancial Mortgage. The Company will receive an additional $4 million of sale proceeds over the next two years from CitiFinancial Mortgage for this sale if certain conditions are met.

         In addition to the purchase price, pursuant to a Delinquency and Servicing Advance Purchase Agreement, CitiFinancial Mortgage reimbursed the Company for servicing advances made by the Company in its capacity as servicer. As servicer of these loans, the Company is required to advance certain interest and escrow amounts to the securitization trusts for delinquent mortgagors and to pay expenses related to foreclosure activities. The Company then collects the amounts from the mortgagors or from the proceeds from liquidation of foreclosed properties. The amounts owed to the Company for reimbursement of servicing advances made in connection with escrow and foreclosure servicing advances approximated $42.6 million at November 15, 1999, and amounts owed to the Company for reimbursement of servicing advances made in connection with delinquent interest payments were $9.8 million at November 15, 1999. The escrow and foreclosure servicing advances, which are typically recovered by the servicer of loans over a period of up to two years, were acquired by CitiFinancial Mortgage at a discount of 10.45%. The delinquent interest servicing advances, which are typically repaid to the servicer of loans monthly, were acquired by CitiFinancial Mortgage at a discount of $3.0 million. The Delinquency and Servicing Advance Purchase Agreement is attached hereto as an exhibit and is incorporated herein by reference in its entirety.

         The proceeds from the sale were used to repay certain indebtedness secured by certain assets of the Company. The Company's assets remaining after the sale to CitiFinancial Mortgage will either be held or sold by the Company to attempt to realize the maximum value for these assets and repay its obligations. If the Company receives sufficient proceeds from the remaining assets to repay its obligations, any remaining proceeds will be used first to redeem the Company's outstanding preferred stock and then to make payments to the Company's common shareholders. The Company believes any payment to common shareholders is unlikely but will ultimately depend upon the proceeds received from the remaining assets. If any proceeds remain for the Company's common shareholders, these proceeds would be available only after repayment of the

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Company's obligations and the redemption of the Company's preferred stock, which are not expected to be made for several years.

         Simultaneously, the Company, its major warehouse lenders and Greenwich Street Capital Partners II, L.P. and certain of its affiliates entered into second amended and restated intercreditor agreements (the "Second Amended and Restated Intercreditor Agreements"). Under those agreements, the lenders agreed to keep their respective facilities in place so long as the obligations owed to these lenders are repaid in accordance with the terms of the Second Amended and Restated Intercreditor Agreements and certain events of default as described in the Second Amended and Restated Intercreditor Agreements do not occur. The foregoing summary is qualified by reference to the full text of the Second Amended and Restated Intercreditor Agreements, which are attached hereto as exhibits and are incorporated herein by reference in their entirety.

         In conjunction with the consummation of the sale of certain assets to CitiFinancial Mortgage, Dennis Pitocco was named President, Chief Operating Officer and Chief Financial Officer of the Company. Mr. Pitocco succeeds the Company's President and Chief Operating Officer Thomas Middleton and the Company's Chief Financial Officer Stuart Marvin. Mr. Pitocco will also be assuming the duties of the Chief Executive Officer on an interim basis, as the Company's Chairman and Chief Executive Officer George Nicholas is recovering from a recent illness. In November 1999, the Company and Mr. Pitocco entered into an employment agreement. The employment agreement is attached hereto as an exhibit and is incorporated herein by reference in its entirety.

Item 7.   Financial Statements, Pro Forma Financial Information
              and Exhibits.

(c)               Exhibits

         10.81 Second Amended and Restated Intercreditor Agreement, dated as of November 10, 1999, between IMC Mortgage Company, Greenwich Street Capital Partners II, L.P., Greenwich Fund, L.P., GSCP Offshore Fund, L.P., Greenwich Street Employees Fund, L.P., TRV Executive Fund, L.P., and Paine Webber Real Estate Securities Inc.

         10.82 Second Amended and Restated Intercreditor Agreement, dated as of November 10, 1999, between IMC Mortgage Company, Greenwich Street Capital Partners II, L.P., Greenwich Fund, L.P., GSCP Offshore Fund, L.P., Greenwich Street Employees Fund, L.P., TRV Executive Fund, L.P., and German American Capital Corporation.

         10.83 Second Amended and Restated Intercreditor Agreement, dated as of November 10, 1999, between IMC Mortgage Company, Greenwich Street Capital Partners II, L.P., Greenwich Fund, L.P.,

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                     GSCP Offshore Fund, L.P.,  Greenwich Street Employees Fund,
                     L.P., TRV Executive Fund, L.P., and Bear Stearns Home Equity Trust, Bear, Stearns International Limited, and any of their affiliates which are or become party thereto.

         10.84 Second Amended and Restated Intercreditor Agreement, dated as of November 10, 1999, between IMC Mortgage Company, Greenwich Street Capital Partners II, L.P., Greenwich Fund, L.P., GSCP Offshore Fund, L.P., Greenwich Street Employees Fund, L.P., and TRV Executive Fund, L.P.

         10.85 Intercreditor Agreement, dated as of November 10, 1999, between IMC Mortgage Company, Greenwich Street Capital Partners II, L.P., Greenwich Fund, L.P., GSCP Offshore Fund, L.P., Greenwich Street Employees Fund, L.P., TRV Executive Fund, L.P., Neal Henschel and Jeffrey M. Henschel.

         10.86 Employment Agreement, dated as of November 1, 1999, between IMC Mortgage Company and Dennis J. Pitocco.

         10.87 Delinquency and Servicing Advance Purchase Agreement, dated as of November 15, 1999, between IMC Mortgage Company and CitiFinancial Mortgage Company.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, IMC Mortgage Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 24, 1999                     IMC MORTGAGE COMPANY


                                             By: /s/ Dennis Pitocco
                                                -----------------------------
                                                Dennis Pitocco
                                                President, Chief Operating
                                                Officer and Chief Financial
                                                Officer